EXHIBIT 99.1

5TH ANNUAL BOSTON EMERGING GROWTH
INSTITUTIONAL INVESTOR FORUM
JUNE 3, 2008

© 2008 Schawk, Inc. All Rights Reserved
06.03.08
FORWARD LOOKING STATEMENT
Certain statements in this presentation are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of
1934, as amended and are subject to the safe harbor created thereby. These statements are made based upon current expectations and beliefs that are subject to risk and uncertainty. Actual results might differ materially from those contained in the forward-looking statements because of factors, such as, among other things, our ability to remedy known internal control deficiencies and weaknesses and the discovery of future control deficiencies or weaknesses, which may require substantial costs and resources to rectify; unanticipated difficulties associated with additional accounting issues, if any, which may cause our investors to lose confidence in our reported financial information and may have a negative impact on the trading price of our stock; higher than expected costs, or unanticipated difficulties associated with, integrating the acquired operations;
higher than expected costs associated with compliance with legal and regulatory requirements; the strength of the United States economy in general and specifically market conditions for the consumer products industry; the level of demand for Schawk's services; loss of key management and operational personnel; our ability to implement our growth strategy; the stability of state, federal and foreign tax laws; our continued ability to identify and exploit industry trends and exploit technological advances in the imaging industry; our ability to implement restructuring plans; the stability of political conditions in Asia and other foreign countries in which we have production capabilities; terrorist attacks and the U.S. response to such attacks; as well as other factors detailed in Schawk, Inc.'s filings with the Securities and Exchange Commission.

06.03.08
WHO WE ARE
❑ ONE OF THE WORLD’S LARGEST INDEPENDENT SUPPLIERS OF BRAND POINT MANAGEMENT SOLUTIONS
❑ FOUNDED IN 1953 - PUBLIC SINCE 1995 (NYSE:SGK)
❑ $544 MILLION IN REVENUE FOR 2007
❑ GLOBAL PRESENCE WITH OVER 3,400 EMPLOYEES IN 12 COUNTRIES ACROSS 4 CONTINENTS
❑ 159 LOCATIONS INCLUDING 99 ON-SITE CUSTOMER LOCATIONS
 (WE ARE THE ONLY COMPANY WITH A SIGNIFICANT PRESENCE IN ASIA)
❑ 22 OF THE FORTUNE 100 COMPANIES, AND 56 OF THE FORTUNE 500 ARE SCHAWK CLIENT-PARTNERS

06.03.08
WHO WE ARE
❑ SCHAWK IS A LEADING PROVIDER OF BRAND POINT MANAGEMENT, ENABLING COMPANIES
 OF ALL SIZES TO CONNECT THEIR BRANDS WITH CONSUMERS TO CREATE DEEPER BRAND
 AFFINITY
❑ WITH A GLOBAL FOOTPRINT OF 62 OFFICES, SCHAWK HELPS COMPANIES CREATE
 COMPELLING AND CONSISTENT BRAND EXPERIENCES BY PROVIDING INTEGRATED
 STRATEGIC, CREATIVE AND IMPLEMENTATION SERVICES ACROSS BRAND TOUCH POINTS

At Home, On the Go, At the Store, On the Shelf
EXPERIENTIAL
strategic planning,
creative design
FUNCTIONAL
premedia, prepress,
print management
WORKFLOW MANAGEMENT
Global Footprint

SCHAWK!

ENSURING COMPELLING AND CONSISTENT BRAND EXPERIENCES ACROSS SHOPPER ENVIRONMENTS
REQUIRES SYNTHESIZING AND COORDINATING EXPERTISE RELATING TO THE SHOPPER’S EXPERIENCE AND
TO THE FUNCTIONAL REQUIREMENTS OF PRODUCING CREATIVE ELEMENTS
06.03.08
SCHAWK’S VALUE PROPOSITION
BRAND POINT MANAGEMENT SOLUTIONS

promotional agencies
printers
designers
regulatory agencies
research/ analytics firms
RETAILER
MANUFACTURER
promotional agencies
printers
designers
regulatory agencies
research/ analytics firms

SCHAWK!

MEETING THE DEMANDS OF TODAY’S MARKETPLACE REQUIRES GREATER COLLABORATION UP AND DOWN
THE SUPPLY CHAIN, BUT MOST IMPORTANTLY WINNING THE CONSUMER REQUIRES COLLABORATIVE
SOLUTIONS THAT LEVERAGE BOTH RETAILER AND MANUFACTURER BRANDS TO CREATE AN EXPERIENCE
06.03.08
MARKETPLACE DEMANDS PRESSURING
CLIENTS

New Handy bag
Aero
Bubbles
New Bumper bag
Nestlé
Aero
Bubbles

New
Aero

Aero
have you felt the bubbles melt yet?

New
Mmmmmelty!
Aero
Bubbles

SCHAWK!

© 2008 Schawk, Inc. All Rights Reserved
06.03.08
ON THE SHELF
IN THE STORE
ON THE GO
AT HOME
WHAT WE DO

YOUR BRAND
AT HOME
ON THE GO
CONSUMER
AT THE STORE
ON THE SHELF
STRATEGIC EXPERTISE
CREATIVE EXPERTISE
EXECUTIONAL EXPERTISE

SCHAWK!

BY LEVERAGING OUR PORTFOLIO OF STRATEGIC, CREATIVE AND EXECUTIONAL CAPABILITIES, WE HELP
COMPANIES CREATE COMPELLING AND CONSISTENT BRAND EXPERIENCES. WE HELP TRANSFORM THE
RELATIONSHIP BETWEEN OUR CLIENTS’ BRANDS AND THE CONSUMER
06.03.08
SCHAWK’S GLOBAL HOLISTIC PORTFOLIO DELIVERS

Coca-Cola	The Home Depot	Bayer	DDB
Kellogg's	SAFEWAY Ingredients for life.	gsk GlaxoSmithKline	DRAFT FCB GROUP
P&G	Sears	Johnson & Johnson	OGILVY & MATHER
Unilever	WAL★MART	Wyeth	Saatchi & Saatchi

SCHAWK!

RETAIL
CPG
PHARMA
ADVERTISING
06.03.08
PRIMARY INDUSTRIES SERVED

Disney

SONY

HiT Entertainment

WB

LeapFrog

Microsoft

hp

REVLON

MAYBELLINE NEW YORK

VICTORIA'S SECRET

L'ORÉAL

SCHAWK!

ENTERTAINMENT
TECHNOLOGY
FASHION/COSMETICS
06.03.08
PRIMARY INDUSTRIES SERVED

NORTH AMERICA
EUROPE
ASIA PACIFIC
CLIENT ON-SITES
 (68)*   (24)     (7)
  (7)
USA (35)
CANADA (5)
MEXICO (1)
UK (6)
BELGIUM (1)
SPAIN (1)
AUSTRALIA (3)
CHINA (3)
SINGAPORE (3)
JAPAN (2)
INDIA (1)
MALAYSIA (1)
OFFICES
*SOME COMPANIES HAVE MULTIPLE ON-SITE LOCATIONS
06.03.08
UNIQUE GLOBAL REACH

06.03.08
Note: Record operating cash flow and operating income based on comparison to prior years results, as restated.
2007 ACCOMPLISHMENTS
❑ TURN-AROUND IN EUROPE
❑ RECORD OPERATING CASH FLOW OF $70.4 MILLION
❑ RECORD OPERATING INCOME OF $60.2 MILLION
❑ COMPLETED ACQUISITIONS OF BENCHMARK AND PROTOPAK
❑ AGAIN NAMED THE “BEST OF THE BEST WORKPLACE IN THE AMERICAS” IN
 THE GRAPHIC ARTS INDUSTRY BY PRINTING INDUSTRIES OF AMERICA

© 2008 Schawk, Inc. All Rights Reserved
06.03.08
STRATEGIC GROWTH
OUR 5-YEAR PLAN, WHICH WAS ANNOUNCED IN MAY 2003, INCLUDED THE
 FOLLOWING GOALS:
❑ ACHIEVE AVERAGE 20% ANNUAL TOP-LINE GROWTH OVER 5 YEARS
 CONSISTING OF ORGANIC AND ACQUISITION GROWTH
❑ ACHIEVE LOW TO MID-TEEN OPERATING MARGIN PERCENTAGES
❑ ACHIEVE MID-TEEN PERCENTAGE AVERAGE ANNUAL GROWTH IN
 EARNINGS OVER 5 YEARS
❑ ACHIEVE VISION TO PROVIDE COMPREHENSIVE SOLUTIONS TO INDUSTRY-
 LEADING CLIENTS ON A GLOBAL BASIS

© 2008 Schawk, Inc. All Rights Reserved
06.03.08
2008 FOCUS
❑ CONTINUE OUR STRATEGY OF ACQUIRING, INTEGRATING AND OPERATING
 COMPANIES
❑ STRONG, MOTIVATED MANAGEMENT FOCUSED ON CAPITALIZING ON
 OPPORTUNITIES WITH NEW AND EXISTING CLIENTS
❑ CONFIDENCE IN OUR ABILITY TO ACHIEVE REAL COST & OPERATING
 SYNERGIES
❑ STRONGER INFRASTRUCTURE SHOULD HELP DRIVE TOP AND BOTTOM
 LINE GROWTH
❑ FOCUS ON BEST-PRACTICE SOLUTIONSDELIVER AGAINST CLIENT NEEDS
❑ FOCUS ON REMEDIATION OF INTERNAL CONTROL WEAKNESSES

© 2008 Schawk, Inc. All Rights Reserved
06.03.08
INTERNAL CONTROLS REMEDIATION
❑ AUGMENTED COMPANY’S QUARTERLY FINANCIAL PROCEDURES TO ALLOW FOR
 MORE SUBSTANTIVE REVIEW OF FINANCIAL RESULTS
 ▪ EXTERNAL AUDITORS (E&Y) HAVE ALSO ADJUSTED THEIR QUARTERLY
  REVIEW PROCEDURES TO BE MORE SUBSTANTIVE UNTIL COMPANY
  REMEDIATES CONTROL ISSUES
❑ COMPANY HAS ADDED ADDITIONAL RESOURCES TO SUPPORT THE
 AFOREMENTIONED ADDITIONAL REVIEW ACTIVITIES AND SUPPORT
 REMEDIATION ACTIVITIES
❑ COMPANY HAS COMMENCED A PROJECT TO IDENTIFY REMEDIATION ACTION
 PLANS TO EFFECTIVELY RESOLVE MATERIAL WEAKNESSES AND OTHER SOX
 ISSUES
 ▪ ENGAGED “BIG FOUR” FIRM TO ASSIST COMPANY IN THIS EFFORT
❑ EXPECT TO HAVE AN ACTIONABLE PLAN BY END OF JUNE, AND BEGIN FORMAL
 REMEDIATION ACTIVITIES IN JULY
 ▪ EXPECT TO HAVE SUBSTANTIALLY COMPLETED REMEDIATION BY
 YEAR END WITH TESTING CONTINUING INTO 2009

06.03.08
Q1 2008 TRENDS
❑ IN 2008, CLIENTS ARE DELAYING PROJECTS AND SPENDING IN LIGHT OF THEIR
 UNCERTAIN BUDGETS AND BUSINESS OUTLOOKS
❑ Q1 2008 REVENUE TRENDS SUGGEST THAT REVENUES WILL BE DOWN 2% TO 3%
 VERSUS Q1 2007
 ▪ Q1 IS TYPICALLY THE COMPANY’S WEAKEST QUARTER FROM A REVENUE
 STANDPOINT
❑ Q1 2008 EXPENSES WILL BE ADVERSELY IMPACTED BY HIGHER COSTS ASSOCIATED
 WITH THE FOLLOWING:
 ▪ EXTERNAL AUDIT AND INTERNAL CONTROL ISSUES
 ▪ RE-BRANDING INITIATIVE
❑ COMPANY HAS INITIATED ACTIONS TO ALIGN COSTS WITH REVENUES AND WILL
 CONTINUE TO REACT AS WARRANTED BY MARKET CONDITIONS

06.03.08
INVESTMENT OPPORTUNITY
❑ $30 BILLION GLOBAL MARKET (1)
❑ INTERNAL GROWTH ENGINE IS DELIVERING RESULTS
❑ EXPANDING GLOBAL COVERAGE
❑ DOMINANT INDUSTRY SHARE IN PACKAGING, ADVERTISING AND
 PROMOTION
❑ INFRASTRUCTURE THAT MEETS BOTH GLOBAL AND REGIONAL CLIENT
 NEEDS
❑ CREATING SUPERIOR SOLUTIONS AND HIGH ROI FOR CLIENTS
(1) Based on Company Estimate

SERVING A $30 BILLION
GLOBAL MARKET
SCHAWK'S
FOCUS
PUBLISHING &
OTHER
$15.0
PACKAGING
$6.0
ADVERTISING
$9.0
Source: Company Estimate
06.03.08
LEADER IN FRAGMENTED MARKET
MARKET DYNAMICS:
▪ MAJORITY OF MARKET PARTICIPANTS
 ARE SINGLE LOCATION, NICHE FIRMS
 WITH REVENUES OF LESS THAN $20M
▪ INCREASING FOCUS ON POS
 MARKETING STRATEGIES
▪ IMAGE CHANGES AND AD SPENDING
 DRIVE GROWTH
▪ INCREASINGLY TECHNOLOGY
 INTENSIVE
▪ CLIENTS REDUCING MARKETING STAFF
 AND OUTSOURCING FUNCTION
▪ CLIENTS INCREASINGLY SEEKING
 GLOBAL SOLUTIONS

$600.0
$400.0
$200.0
$0.0
$201.0
$238.3
$565.5
$546.1
$530.0
2003
2004
2005 (Restated)
2006 (Restated)
2007

$80.0
$60.0
$40.0
$20.0
$0.0
$27.5
$37.8
$53.6
$54.9
$67.0
2003
2004
2005 (Restated)
2006 (Restated)
2007

2003

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.91
2004
2007

SCHAWK!

© 2008 Schawk, Inc. All Rights Reserved
($ in millions)
($ in millions)
SALES CAGR= 28.3%
OPERATING INCOME
CAGR= 21.6%
06.03.08
OP MARGIN 5 Year Avg. = 12.4%
DILUTED EPS CAGR= 15.4%
HISTORICAL RESULTS

© 2008 Schawk, Inc. All Rights Reserved
06.03.08
LONG TERM PERFORMANCE
 AN INVESTMENT IN SCHAWK STOCK 5 YEARS AGO, ON DECEMBER 31, 2002 AT
 $9.91 PER SHARE, WOULD HAVE RESULTED IN A 10.3% COMPOUNDED AVERAGE
 ANNUAL RETURN (INCLUDING DIVIDENDS) AS OF DECEMBER 31, 2007
NOTE: HISTORICAL PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE
PERFORMANCE

LEADER IN
FRAGMENTED
MARKET
UNIQUE
CLIENT
RELATIONSHIPS
COMPRE-
HENSIVE
SERVICE
OFFERING
PLATFORM
POSITIONED
FOR GROWTH
STRONG
CASH
FLOW
GENERATOR
UNMATCHED
GLOBAL
CAPABILITIES
06.03.08
HIGHLIGHTS